UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

As described in Item 7.01 below, on February 4, 2005, Adelphia Communications Corporation (the “Company”) and certain of its subsidiaries (collectively, with the Company, the “Debtors”) filed their first amended disclosure statement (the “Disclosure Statement”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Disclosure Statement contains information regarding the Company’s and certain of its subsidiaries’ and affiliates’ subscriber data and other financial information.

Item 7.01 Regulation FD Disclosure.

Concurrently with the filing of the Disclosure Statement, on February 4, 2005, the Debtors filed their proposed first amended joint plan of reorganization (the “Plan”) with the Bankruptcy Court.  Copies of the Plan and Disclosure Statement are included herewith as Exhibits 2.1 and 2.2, respectively.  A copy of the press release announcing the filing of the Plan and Disclosure Statement is included herewith as Exhibit 99.1.

The Plan and Disclosure Statement are also currently available at the Company’s website located at http://www.adelphia.com.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves a disclosure statement relating to the Plan.  Accordingly, this filing is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.

Item 9.01 Financial Statements and Exhibits.

Exhibit 2.1                                          First Amended Joint Plan of Reorganization

Exhibit 2.2                                          First Amended Disclosure Statement

Exhibit 99.1                                    Press Release of the Company, dated February 4, 2005

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include those discussed under the heading “Risk Factors” in the Company’s 2003 Form 10-K and the Company’s pending bankruptcy proceeding and its ongoing auction process, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company’s ability to upgrade its network, technological developments, and changes in general economic conditions.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2005	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

	By:	/s/ Brad M. Sonnenberg
Brad M. Sonnenberg
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amended Joint Plan of Reorganization

2.2	First Amended Disclosure Statement

99.1	Press Release of the Company, dated February 4, 2005